                KEMPER
                U.S. MORTGAGE FUND

                ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED SEPTEMBER 30, 1996

         Offering Investors the opportunity for maximum current return from a portfolio of U.S. Government Securities

                    " . . . This [neutral to defensive
                    duration] positioning helped the
                    fund as the market traded in a
                    choppy pattern . . ."




                                                        [KEMPER FUNDS LOGO]

Table of
Contents
2
At a Glance
2
Terms to Know
3
Economic Overview
5
Performance Update
8
Portfolio Statistics
9
Portfolio of
Investments
11
Report of
Independent Auditors
12
Financial Statements
14
Notes to
Financial Statements
18
Financial Highlights

At A Glance
-------------------------------------------------------------------------------
Kemper U.S. Mortgage Fund Total Returns
-------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1996 (UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]

                                                LIPPER U.S.
                                                 MORTGAGE
                                              FUNDS CATEGORY
CLASS A         CLASS B         CLASS C          AVERAGE*
-------------------------------------------------------------------------------
4.28%           3.54%           3.47%              4.59%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 NET ASSET VALUE
-------------------------------------------------------------------------------

                                                    AS OF         AS OF
                                                   9/30/96       9/30/95
-------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND
CLASS A                                            $6.91         $7.13
-------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND
CLASS B                                            $6.91         $7.12
-------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND
CLASS C                                            $6.90         $7.12
-------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.

-------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND RANKINGS*
-------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER U.S. MORTGAGE FUNDS CATEGORY

                           CLASS A             CLASS B              CLASS C
--------------------------------------------------------------------------------
1-YEAR                      #33 OF             #49 OF               #54 OF
                            60 FUNDS           60 FUNDS             60 FUNDS
--------------------------------------------------------------------------------

5-YEAR                      N/A                 #18 OF
                                                23 FUNDS            N/A
--------------------------------------------------------------------------------

10-YEAR                     N/A                 #13 OF
                                                15 FUNDS            N/A
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DIVIDEND AND YIELD REVIEW
-------------------------------------------------------------------------------
THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF SEPTEMBER 30, 1996.

                          CLASS A              CLASS B            CLASS C
--------------------------------------------------------------------------------
1 YEAR INCOME:            $0.5160              $0.4555            $0.4607
--------------------------------------------------------------------------------
SEPTEMBER
DIVIDEND:                 $0.0430              $0.0380            $0.0383
--------------------------------------------------------------------------------
ANNUALIZED
DISTRIBUTION
RATE+:                       7.47%                6.60%              6.66%
--------------------------------------------------------------------------------
SEC YIELD+:                  6.01%                5.46%              5.55%
--------------------------------------------------------------------------------

+Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 1996. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended September 30, 1996 shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission.
--------------------------------------------------------------------------------

TERMS TO KNOW

AVERAGE ANNUAL TOTAL RETURN Average annual total return is a fund's total return expressed as an annualized average, adjusted for the maximum sales charge for Class A shares or the applicable contingent deferred sales charge in effect at the end of the period for Class B and C shares.

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income portfolio incorporating time to maturity and coupon size. The larger the duration number, the greater the interest rate risk.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the maximum offering price of the fund's shares at the end of the period.

GENERAL ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $76 BILLION IN ASSETS, INCLUDING $42 BILLION IN RETAIL
MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we approach the close of 1996, it's remarkable how eventful the year has been and yet, economically, we are essentially where we were one year ago.

     The fundamentals of the economy are remarkably similar today to what they were in 1995. Long-term interest rates are approximately 6.52% compared to 6.29% in November 1995. The economy is growing at a rate of approximately 2.2%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and one year ago is that prices of the stocks are on average up 15% to 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

- EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent previous years but positive nonetheless.

- INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

- LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

-------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
-------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.
  The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]



                                Now (10/31/96)        6 Months ago           1 year ago           2 years ago
10-year Treasury rate (1)           6.53                 6.74                   6.04                 7.74
Prime rate (2)                      8.25                 8.25                   8.75                 7.75
Inflation rate (3)                  3                    2.9                    2.6                  2.6
The U.S. dollar (4)                 4.74                 8.94                  -1.05                -5.28
Capital goods orders (5)*           2.24                 7.42                   8.57                15.65
Industrial production (5)           3.5                  2.56                   1.92                 6.77
Employment growth (6)               2.01                 2.07                   1.93                 3.3

1 Falling interest rates in recent years have been a big plus for financial assets.

2  The interest rate that commercial lenders charge their best borrowers.

3 Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

4 Changes in the exchange value of the dollar impact U.S. exporters and the value of the U.S. firms' foreign profits.

5  These influence corporate profits and equity performance.

6  An influence on family income and retail sales.

*  Data as of September 30, 1996.

SOURCE: ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

  With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers
----------------------
Stephen B. Timbers
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

November 15, 1996

*THE STANDARD & POOR'S 500 IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE
 U.S. STOCK MARKET.

PERFORMANCE UPDATE

[PHOTO OF J. PATRICK BEIMFORD, JR.]

J. PATRICK BEIMFORD, JR., JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN 1976. HE IS EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER FOR FIXED-INCOME INVESTMENTS. MR. BEIMFORD IS ALSO PORTFOLIO CO-MANAGER FOR KEMPER U.S. MORTGAGE FUND. HE RECEIVED A BACHELOR OF SCIENCE AND INDUSTRIAL MANAGEMENT DEGREE FROM PURDUE UNIVERSITY AND RECEIVED AN M.B.A. FROM THE UNIVERSITY OF CHICAGO.

[PHOTO OF RICHARD VANDENBURG]

RICHARD VANDENBERG JOINED ZKI IN MARCH 1996, AS SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER U.S. MORTGAGE FUND. VANDENBERG HAS MORE THAN 22 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED BOTH A BACHELORS DEGREE AND M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO CO-MANAGERS PATRICK BEIMFORD AND RICHARD VANDENBERG DISCUSS
THE POSITIONING OF THE FUND DURING A YEAR CHARACTERIZED PRIMARILY BY RISING INTEREST RATES AND FEARS OF STRONGER ECONOMIC GROWTH AND INFLATION.

Q. HOW WOULD YOU CHARACTERIZE THE ECONOMIC ENVIRONMENT OVER THE LAST 12 MONTHS, AND HOW DID GOVERNMENT SECURITIES FARE?

A. The investment climate changed dramatically over the past 12 months. At the start of the fiscal year, investors were optimistic about the government market. It was expected that the economy would continue to grow slowly, inflation would remain low, and that perhaps the Federal Reserve Board (the Fed) would lower short-term interest rates. (The Fed did move in December 1995 and January 1996, to lower interest rates.) The market was also hopeful, that the negotiations underway in Washington, D.C., in late 1995 would lead to a balanced budget agreement with a solid plan for reducing the federal budget deficit. All of these events were positive for government securities because they supported a slow-growth, benign inflation environment. As a result, market interest rates (yields) of government securities fell and their prices increased.

       By February 1996, political and economic events caused investors to re-evaluate whether the economy could continue on its slow growth, low inflation path. This uncertainty moved market interest rates higher and prices of government securities lower. Most of the adjustment in interest rates occurred in the first quarter of 1996, but yields remained at higher levels.

Q.     WHAT WERE THE EVENTS THAT CAUSED THE CHANGE IN INTEREST RATE DIRECTION?

A. Initially, the collapse of federal budget negotiations caused market yields to rise. Additionally, columnist Patrick Buchanan's strong early showing in the presidential primaries added concern as the market viewed many of his proposals as potentially inflationary. Further, in his testimony before Congress, Fed Chairman Alan Greenspan intimated that the pace of economic growth was improving. This caused some investors to conclude that another reduction in interest rates was not imminent. These events prompted investors to sell, and interest rates rose.

       However, the most dramatic rise in market rates during the period occurred in early March, when the U.S. Labor Department reported an unanticipated and dramatic increase in employment growth. Many bond investors saw this data as evidence that the economy was gaining more momentum than previously anticipated. The news caused a sell-off in the market. This is because more rapid economic growth is associated with higher inflation, which erodes the value of fixed- income investments. Fears of inflation and a potential rate hike by the Fed continued to impact the market throughout the rest of the period and rates never moved back to their lower 1995 levels.

PERFORMANCE UPDATE

Q.     WAS THE FUND'S PERFORMANCE IMPACTED BY RISING INTEREST RATES?

A. When interest rates rise, the prices of bonds fall. Therefore, the government bond market, and Kemper U.S. Mortgage Fund were both adversely impacted by the rise in interest rates that began occurring in early 1996.
       During the first quarter of the fiscal year, we had expected interest rates to decline and had positioned the fund with a longer than average duration. Duration is a measurement of a fund's sensitivity to interest rates. The longer the duration, the more sensitive it is to interest rate changes. Our outlook on rates, however, began to change in January so we reduced the fund's duration believing that the yields would not continue their precipitous decline. We reduced duration again in early March and positioned the fund for a more stable interest rate environment. Unfortunately, the employment release in March caused the market to trade down sharply, which hurt the fund's performance -- even with its shortened duration.
       From that point forward we maintained a neutral to defensive duration positioning for the fund. This means that we reduced the portfolio's duration to a length similar to that of the market or shorter. This positioning helped the fund as the market traded in a choppy pattern throughout the rest of the period.

Q. WHAT TYPES OF ADJUSTMENTS DID YOU MAKE TO THE PORTFOLIO TO ALTER THE FUND'S DURATION?

A. To adjust duration, we altered our level of mortgages versus Treasuries. When interest rates were falling during the first three months of the period, we added Treasuries to the portfolio. This enabled the fund to benefit from the market's rally, as Treasuries offer better price appreciation potential when interest rates decline. It also reduced the fund's exposure to mortgage prepayment risk. The risk of prepayments is always more prevalent when rates fall because borrowers are likely to refinance into lower-rate mortgages. As this happens, mortgages with higher interest rates are paid off early and the proceeds are reinvested at lower market rates. Although mortgages generally provide higher yields, Treasuries offered the potential for a higher total return early in the fiscal year. Total return, remember, includes both income on the investments and price change.
       In January 1996, we began selling Treasuries to reduce the fund's duration and to increase its investment in mortgages. We made this adjustment because we expected that rates would begin to stabilize or move somewhat higher. In a higher interest rate environment, mortgages tend to outperform Treasuries. We also wanted to align the fund's portfolio more closely to the defensive positioning favored by our peers. By May, 100 percent of the fund's portfolio was invested in mortgages. The allocation to mortgages was kept between 94 and 100 percent throughout the remainder of the fiscal period. When we did invest in Treasuries, it was only in short-term securities, which was part of our neutral to defensive strategy.

Q.     WHAT TYPES OF MORTGAGE SECURITIES DID THE FUND FAVOR DURING THE PERIOD?

A. For the most part, the fund was invested in Government National Mortgage Association (GNMA) 30-year mortgage-backed securities as well as a small percentage in Federal National Mortgage Association (FNMA) 30-year mortgage-backed securities. We favored 7 1/2 to 8 percent coupons, which tend to outperform in stable to slightly higher interest rate environments. Also, we accumulated some seasoned 6 1/2 to 7 percent coupon securities, which offered slightly shorter durations. These coupons performed very well during the period.

Q. WHAT'S YOUR OUTLOOK FOR THE GOVERNMENT MARKET AND KEMPER U.S. MORTGAGE FUND IN PARTICULAR?

A. We don't expect to see any more significant increases in interest rates. In fact, given the current economic environment and the low level of inflation, rates should remain somewhat stable. This scenario is relatively positive for mortgages, which are the fund's primary investment. There would need to be a major change in economic fundamentals to move rates drastically one way or another. But at this point, we don't anticipate that happening.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
 Average Annual Total Returns*
--------------------------------------------------------------------------------

FOR PERIODS ENDED SEPTEMBER 30, 1996 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                           LIFE OF
                                               1-YEAR   5-YEAR   10-YEAR    CLASS
-----------------------------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND CLASS A              - 0.46%    N/A       N/A      4.24%    (since 1/10/92)
-----------------------------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND CLASS B               0.63     5.30%     6.46      7.02    (since 10/26/84)
-----------------------------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND CLASS C               3.47      N/A       N/A      6.28     (since 5/31/94)
-----------------------------------------------------------------------------------------------------


 Growth of an assumed $10,000 investment in Kemper U.S. Mortgage Fund Class A from 1/10/92 through 9/30/96

                                 [LINE GRAPH]


-----------------------------------------------------------------------------------------------------
                                       1/10/92         12/31/93        12/31/95        9/30/96
-----------------------------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND CLASS A (1)  10,000           10,674          12,164         12,169
-----------------------------------------------------------------------------------------------------
SALOMON BROTHERS 30-YEAR GNMA INDEX +  10,000           11,477          13,249         13,590
-----------------------------------------------------------------------------------------------------
CONSTANT PRICE INDEX  ++               10,000           10,573          11,131         11,443
-----------------------------------------------------------------------------------------------------


 Growth of an assumed $10,000 investment in Kemper U.S. Mortgage Fund Class B from 10/31/84 through 9/30/96

                                 [LINE GRAPH]


-----------------------------------------------------------------------------------------------------
                                       10/31/84    12/31/87    12/31/90    12/31/93      9/30/96
-----------------------------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND CLASS B (1)  10,000      12,600      15,710      20,128       22,460
-----------------------------------------------------------------------------------------------------
SALOMON BROTHERS 30-YEAR GNMA INDEX +  10,000      15,326      21,407      27,384       32,381
-----------------------------------------------------------------------------------------------------
CONSTANT PRICE INDEX  ++               10,000      10,959      12,707      13,846       14,986
-----------------------------------------------------------------------------------------------------


 Growth of an assumed $10,000 investment in Kemper U.S. Mortgage Fund Class C from 5/31/94 through 9/30/96

                                 [LINE GRAPH]


-----------------------------------------------------------------------------------------------------
                                       5/31/94         12/31/94        12/31/95        9/30/96
-----------------------------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND CLASS C (1)  10,000           9,910           11,598         11,532
-----------------------------------------------------------------------------------------------------
SALOMON BROTHERS 30-YEAR GNMA INDEX +  10,000           10,091          11,800         12,104
-----------------------------------------------------------------------------------------------------
CONSTANT PRICE INDEX ++                10,000           10,149          10,407         10,698
-----------------------------------------------------------------------------------------------------


Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of dividends and for Class A shares adjustment for the maximum sales charge of 4.5%, for Class B shares adjustment for the applicable contingent deferred sales charge(CDSC) as follows: 1-year, 3%; 5-year, 1%; since inception, 0% and for C shares no adjustment for sales charge. The maximum B share CDSC is 4%. For C shares purchased on or after 4/1/96 there is a 1% CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1)Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A shares and the contingent deferred sales charge in effect at the end of the period for B shares. In comparing Kemper U.S. Mortgage Fund to the Salomon Brothers 30-Year GNMA Index, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the index.

+The Salomon Brothers 30-Year GNMA Index, an unmanaged index, is based on total return with all dividends reinvested and is comprised of GNMA 30-year pass throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product. Source is Salomon Brothers Inc.

++The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation. Source is Towers Data Systems.

PORTFOLIO STATISTICS


PORTFOLIO COMPOSITION*

----------------------------------------------------------------------------------------
                                            ON 9/30/96                 ON 9/30/95
----------------------------------------------------------------------------------------
MORTGAGE-BACKED:
 GNMA                                            83%                        91%
----------------------------------------------------------------------------------------
 OTHER                                           11                          3
----------------------------------------------------------------------------------------
LONG-TERM GOVERNMENT SECURITIES                   6                          6
----------------------------------------------------------------------------------------
                                                100%                       100%

                                  [PIE CHART]

YEARS TO MATURITY
----------------------------------------------------------------------------------------
                                            ON 9/30/96                 ON 9/30/95
----------------------------------------------------------------------------------------
LESS THAN 5                                      15%                         2%
----------------------------------------------------------------------------------------
5-10                                             20                         24
----------------------------------------------------------------------------------------
10-20                                            64                         64
----------------------------------------------------------------------------------------
20+ YEARS                                         1                         --
----------------------------------------------------------------------------------------
                                                100%                       100%

                                  [PIE CHART]

AVERAGE MATURITY
----------------------------------------------------------------------------------------
                                        ON 9/30/96                   ON 9/30/95
AVERAGE MATURITY                         8.9 YEARS                   11.1 YEARS
----------------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER U.S. MORTGAGE FUND
PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 1996
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                              COUPON                       PRINCIPAL
U.S. GOVERNMENT OBLIGATIONS                    TYPE            RATE        MATURITY         AMOUNT           VALUE
---------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL                        Pass-through        6.00%       2023-2026       $   1,507       $    1,372
MORTGAGE ASSOCIATION - 83.1%               Certificates        6.50        2022-2026         448,531          422,406
(Cost: $2,399,069)                                             7.00        2016-2026         613,442          593,332
                                                               7.50        2007-2026         468,857          464,483
                                                               8.00        2016-2026         520,808          527,718
                                                               8.50        2016-2026         273,942          281,893
                                                               9.00        2008-2026          95,267          100,256
                                                               9.50        2009-2023          47,825           51,605
                                                              10.00        2016-2021           6,465            7,051
                                                              10.50        2019-2021           7,933            8,735
                                                              11.00             2019             373              412
                                           --------------------------------------------------------------------------
                                                                                                            2,459,263
---------------------------------------------------------------------------------------------------------------------
U.S. TREASURY                              Notes               8.75             1997         118,000          121,411
SECURITIES - 22.5%                                             8.875            1997         122,000          125,889
(Cost: $673,498)                                               8.125            1998          70,000           71,925
                                                               8.875            1998          42,000           44,238
                                                               9.00             1998          84,000           87,793
                                           Bonds              12.75             2010          67,640           94,590
                                                              14.00             2011          42,100           63,920
                                                              11.25             2015          20,390           29,279
                                                               6.00             2026          32,000           28,115
                                           --------------------------------------------------------------------------
                                                                                                              667,160
---------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL                           Pass-through        6.50             2026             512              481
MORTGAGE ASSOCIATION - 10.3%               Certificates        7.00        2011-2026          72,982           71,058
(Cost: $303,836)                                               8.00             2024           9,942           10,048
                                                               8.50             2026         109,000          111,793
                                                               9.00        2016-2026         106,311          110,897
                                                              11.50             2018             637              711
                                           --------------------------------------------------------------------------
                                                                                                              304,988
---------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                          Pass-through        5.00             2021          14,600           12,989
MORTGAGE CORPORATION - .5%                 Certificates        8.00             2017           1,016            1,038
(Cost: $14,907)                                                8.50             2016             293              304
                                           --------------------------------------------------------------------------
                                                                                                               14,331
                                           --------------------------------------------------------------------------
                                           TOTAL U.S. GOVERNMENT OBLIGATIONS--116.4%
                                           (Cost: $3,391,310)                                               3,445,742
                                           --------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS

(Dollars in thousands)
---------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
                                                                                            AMOUNT           VALUE
---------------------------------------------------------------------------------------------------------------------
REPURCHASE                                 Dated September 1996, collateralized by Government National Mortgage
AGREEMENT (A) - .3%                        Association securities.
(Cost: $10,000)
                                           First Boston
                                           (held at The Chase Manhattan Bank, N.A.)
                                           5.35%, 10/02/96                                 $  10,000       $   10,000
                                           --------------------------------------------------------------------------
                                           TOTAL INVESTMENTS--116.7%
                                           (Cost: $3,401,310)                                               3,455,742
                                           --------------------------------------------------------------------------
                                           LIABILITIES, LESS CASH AND OTHER
                                           ASSETS--(16.7%)                                                   (495,607)
                                           --------------------------------------------------------------------------
                                           NET ASSETS--100%                                                $2,960,135
                                           --------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. All collateral is held at the Fund's custodian bank, Investor's Fiduciary Trust Company, or at subcustodian banks, as indicated. The collateral is monitored daily by the Fund so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments of $3,401,310,000 for federal income tax purposes at September 30, 1996, the gross unrealized appreciation was $75,667,000, the gross unrealized depreciation was $21,235,000 and the net unrealized appreciation on investments was $54,432,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER U.S. MORTGAGE FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper U.S. Mortgage Fund, a series of Kemper Portfolios, as of September 30, 1996, the related statements of operations for the year then ended and changes in net assets for the year then ended, the two months ended September 30, 1995 and the year ended July 31, 1995 and the financial highlights for each of the fiscal periods since 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper U.S. Mortgage Fund at September 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
November 18, 1996

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1996
(IN THOUSANDS)

--------------------------------------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------------------------------------
Investments, at value
(Cost: $3,401,310)                                                                           $ 3,455,742
--------------------------------------------------------------------------------------------------------
Cash                                                                                               9,270
--------------------------------------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                                                   388
--------------------------------------------------------------------------------------------------------
  Investments sold                                                                                   850
--------------------------------------------------------------------------------------------------------
  Interest                                                                                        35,728
--------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                               3,501,978
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------------------------------------

Payable for:
  Fund shares redeemed                                                                             4,166
--------------------------------------------------------------------------------------------------------
  Investments purchased                                                                          534,298
--------------------------------------------------------------------------------------------------------
  Management fee                                                                                   1,253
--------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                          666
--------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                        584
--------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                             763
--------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                           113
--------------------------------------------------------------------------------------------------------
    Total liabilities                                                                            541,843
--------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                   $ 2,960,135
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------------------------------------

Paid-in capital                                                                              $ 3,778,358
--------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                    (916,606)
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                        54,432
--------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                               43,951
--------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                  $ 2,960,135
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($1,907,665 / 276,108 shares outstanding)                                                        $6.91
--------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of net asset value or 4.50% of offering price)                      $7.24
--------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to contingent deferred sales charge) per share
  ($1,050,776 / 152,175 shares outstanding)                                                        $6.91
--------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to contingent deferred sales charge) per share
  ($1,694 / 245 shares outstanding)                                                                $6.90
--------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended September 30, 1996
(IN THOUSANDS)

--------------------------------------------------------------------------------
NET INVESTMENT INCOME
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Interest income                                                                                $258,044
-------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                                 16,340
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                       9,340
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                     7,733
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                          7,483
-------------------------------------------------------------------------------------------------------
  Professional fees                                                                                 121
-------------------------------------------------------------------------------------------------------
  Reports to shareholders                                                                           617
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                           84
-------------------------------------------------------------------------------------------------------
    Total expenses                                                                               41,718
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                           216,326
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------

  Net realized loss on sales of investments (including options purchased)                       (33,861)
-------------------------------------------------------------------------------------------------------
  Net realized gain from futures transactions                                                     1,143
-------------------------------------------------------------------------------------------------------
    Net realized loss                                                                           (32,718)
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                                          (55,809)
-------------------------------------------------------------------------------------------------------
Net loss on investments                                                                         (88,527)
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $127,799
-------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                                  TWO MONTHS        YEAR
                                                                 YEAR ENDED          ENDED          ENDED
                                                                SEPTEMBER 30,    SEPTEMBER 30,    JULY 31,
                                                                    1996             1995           1995
-----------------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------------
  Net investment income                                          $   216,326          38,035        273,459
-----------------------------------------------------------------------------------------------------------
  Net realized loss                                                  (32,718)         (4,479)      (107,190)
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation                 (55,809)         40,878        138,533
-----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 127,799          74,434        304,802
-----------------------------------------------------------------------------------------------------------
Net equalization charges                                              (6,653)         (1,220)       (12,882)
-----------------------------------------------------------------------------------------------------------
Distribution from net investment income                             (226,314)        (40,438)      (267,996)
-----------------------------------------------------------------------------------------------------------
Net decrease from capital share transactions                        (427,749)        (68,053)      (653,661)
-----------------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                        (532,917)        (35,277)      (629,737)
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------------------
Beginning of period                                                3,493,052       3,528,329      4,158,066
-----------------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment income
OF $43,951, $60,572, and $64,192, respectively)                  $ 2,960,135       3,493,052      3,528,329
-----------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1  DESCRIPTION OF THE FUND   Kemper U.S. Mortgage Fund is a separate series of
                             Kemper Portfolios, an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class
                             B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and, for shares sold on or after April 1, 1996, a contingent deferred sales charge payable upon certain redemptions within one year of purchase.
                             Class C shares do not convert into another class.
                             Class I shares (none sold through September 30,
                             1996) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

                             In 1995, the Fund changed its fiscal year end for financial reporting and federal income tax purposes from July 31 to September 30.


--------------------------------------------------------------------------------
2  SIGNIFICANT               INVESTMENT VALUATION. Investments are stated at
   ACCOUNTING POLICIES       value. Fixed income securities are valued by using
                             market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used.
                             Over-the-counter traded fixed income options are valued based upon prices provided by market makers.
                             Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the

NOTES TO FINANCIAL STATEMENTS

                             securities purchased. At September 30, 1996 the Fund had $534,298,000 in purchase commitments outstanding (18% of net assets), with a corresponding amount of assets segregated.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at September 30, 1996, amounting to approximately $908,376,000, is available to offset future taxable gains. If not applied, $302,158,000 of the loss carryover expires during the period ended 1998 with the remainder expiring during the period ended 2005.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3  TRANSACTIONS WITH         MANAGEMENT AGREEMENT. The Fund has a management
   AFFILIATES                agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $16,340,000 for the year ended September 30, 1996.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:



                                                                                           COMMISSIONS
                                                                                          ALLOWED BY KDI
                                                                  COMMISSIONS     ------------------------------
                                                                RETAINED BY KDI    TO ALL FIRMS    TO AFFILIATES
                                                                ---------------   --------------   -------------
                                                                                                   <C
                             Year ended September 30, 1996          $38,000           226,000          11,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares.

NOTES TO FINANCIAL STATEMENTS

                             Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                                               COMMISSIONS AND
                                                                                              DISTRIBUTION FEES
                                                                    DISTRIBUTION FEES            PAID BY KDI
                                                                        AND CDSC        -----------------------------
                                                                     RECEIVED BY KDI    TO ALL FIRMS    TO AFFILIATES
                                                                    -----------------   -------------   -------------
                             Year ended September 30, 1996             $11,487,000         997,000          22,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts that the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                              ASF PAID BY KDI
                                                                     ASF PAID BY THE   -----------------------------
                                                                       FUND TO KDI     TO ALL FIRMS    TO AFFILIATES
                                                                     ---------------   -------------   -------------
                             Year ended September 30, 1996             $ 7,733,000       7,729,000         301,000

                             SHAREHOLDER SERVICES AGENT AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $4,709,000 for the year ended September 30, 1996.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended September 30, 1996, the Fund made no payments to its officers and incurred trustees' fees of $56,000 to independent trustees.

--------------------------------------------------------------------------------
4   INVESTMENT               For the year ended September 30, 1996, investment
    TRANSACTIONS             transactions (excluding short-term instruments) are
                             as follows (in thousands):


                             Purchases                               $13,839,792

                             Proceeds from sales                      14,368,538

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                YEAR ENDED          TWO MONTHS ENDED          YEAR ENDED
                                              SEPTEMBER 30,          SEPTEMBER 30,             JULY 31,
                                                   1996                   1995                   1995
                                           --------------------    ------------------    --------------------
                                           SHARES      AMOUNT      SHARES     AMOUNT     SHARES      AMOUNT
                              Shares Sold
                              Class A        3,767    $  25,307     1,023    $  7,000      6,918    $  45,618
                             --------------------------------------------------------------------------------
                              Class B        5,032       34,439       925       6,312      8,293       55,591
                             --------------------------------------------------------------------------------
                              Class C          108          760        42         296        167        1,153
                             --------------------------------------------------------------------------------
                              Shares Issued in
                              Reinvestment of
                              Dividends
                              Class A       11,834       83,107     1,950      13,752     12,059       82,686
                             --------------------------------------------------------------------------------
                              Class B        6,955       48,895     1,352       9,523     10,543       72,114
                             --------------------------------------------------------------------------------
                              Class C            7           50         1           7          3           19
                             --------------------------------------------------------------------------------
                              Shares Redeemed
                              Class A      (49,877)    (345,978)   (8,038)    (55,910)   (63,394)    (427,279)
                             --------------------------------------------------------------------------------
                              Class B      (39,448)    (273,798)   (7,037)    (49,021)   (72,004)    (483,386)
                             --------------------------------------------------------------------------------
                              Class C          (77)        (531)       (2)        (12)       (26)        (177)
                             --------------------------------------------------------------------------------
                              Conversion of Shares
                              Class A       24,615      171,511     5,480      38,088     43,850      296,147
                             --------------------------------------------------------------------------------
                              Class B      (24,650)    (171,511)   (5,492)    (38,088)   (43,908)    (296,147)
                             --------------------------------------------------------------------------------
                              NET DECREASE FROM
                              CAPITAL SHARE
                              TRANSACTIONS            $(427,749)             $(68,053)              $(653,661)
                             --------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6    FINANCIAL FUTURES
     CONTRACTS               The Fund has entered into exchange traded futures
                             contracts in order to help protect itself from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                             At the time a Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract fluctuates. At September 30, 1996, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $29,554,000. The Fund also had liquid securities in its portfolio in excess of the face amount of the following short futures position open at September 30, 1996 (in thousands):

                                                               FACE       EXPIRATION     LOSS AT
                                TYPE                          AMOUNT         MONTH       9/30/96
                                ----------------------------------------------------------------
                                U.S. Treasury                $329,685    December '96    $(3,000)
                                ----------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                            CLASS A SHARES
                                               -----------------------------------------------------------------------
                                                                TWO MONTHS
                                                YEAR ENDED         ENDED         YEAR ENDED JULY 31,      JANUARY 10 TO
                                               SEPTEMBER 30,   SEPTEMBER 30,   ------------------------     JULY 31,
                                                   1996            1995        1995     1994      1993        1992
                                                   ----            ----        ----     ----      ----        ----
-----------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $7.13            7.06       6.96      7.56      7.78        7.81
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              .49             .08        .53       .51       .62         .38
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)           (.19)            .08        .09      (.59)     (.21)       (.03)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                     .30             .16        .62      (.08)      .41         .35
-----------------------------------------------------------------------------------------------------------------------
Less distribution from net investment income         .52             .09        .52       .52       .63         .38
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $6.91            7.13       7.06      6.96      7.56        7.78
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       4.28%           2.23       9.48     (1.21)     5.52        4.76
-----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------------------
Expenses                                             .97%            .94        .89       .99       .97         .94
-----------------------------------------------------------------------------------------------------------------------
Net investment income                               6.98            6.87       7.77      7.00      8.22        8.73
-----------------------------------------------------------------------------------------------------------------------

                                                                          CLASS B SHARES
                                              ---------------------------------------------------------------------
                                                                TWO MONTHS
                                                YEAR ENDED         ENDED                YEAR ENDED JULY 31,
                                               SEPTEMBER 30,   SEPTEMBER 30,     ----------------------------------
                                                   1996            1995        1995     1994      1993        1992
                                                   ----            ----        ----     ----      ----        ----
-------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $7.12            7.05         6.96      7.56      7.77      7.25
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                              .44             .07          .47       .45       .57       .65
-------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)           (.19)            .08          .09      (.59)     (.21)      .49
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                     .25             .15          .56      (.14)      .36      1.14
-------------------------------------------------------------------------------------------------------------------
Less distribution from net investment income         .46             .08          .47       .46       .57       .62
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $6.91            7.12         7.05      6.96      7.56      7.77
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       3.54%           2.09         8.44     (2.00)     4.85     16.36
-------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------------------------
Expenses                                            1.80%           1.79         1.75      1.79      1.75      1.86
-------------------------------------------------------------------------------------------------------------------
Net investment income                               6.15            6.02         6.91      6.27      7.44      8.70
-------------------------------------------------------------------------------------------------------------------

NOTE:  Total return does not reflect the effect of any sales charges.

FINANCIAL HIGHLIGHTS

                                                                          CLASS C SHARES
                                                   ------------------------------------------------------------
                                                                      TWO MONTHS
                                                    YEAR ENDED           ENDED         YEAR ENDED     MAY 31 TO
                                                   SEPTEMBER 30,     SEPTEMBER 30,      JULY 31,       JULY 31,
                                                       1996              1995             1995           1994
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $7.12              7.05            6.95           6.99
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .43               .07             .48            .07
---------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               (.19)              .08             .09           (.04)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                         .24               .15             .57            .03
---------------------------------------------------------------------------------------------------------------
Less distribution from net investment income             .46               .08             .47            .07
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $6.90              7.12            7.05           6.95
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                           3.47%             2.10            8.65            .47
---------------------------------------------------------------------------------------------------------------
  RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------
Expenses                                                1.72%             1.69            1.71           1.55
---------------------------------------------------------------------------------------------------------------
Net investment income                                   6.23              6.12            6.95           6.46
---------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
---------------------------------------------------------------------------------------------------------------


                                                            TWO MONTHS
                                         YEAR ENDED           ENDED                           YEAR ENDED JULY 31,
                                        SEPTEMBER 30,      SEPTEMBER 30    ---------------------------------------------------------
                                             1996              1995            1995          1994          1993          1992
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                               $ 2,960,135        3,493,052       3,528,329     4,158,066     5,639,097     5,602,682
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             391%             249             573           963           551           376
------------------------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

TRUSTEES AND OFFICERS



TRUSTEES                                OFFICERS

STEPHEN B. TIMBERS                      J. PATRICK BEIMFORD, JR.
President and Trustee                   Vice President

DAVID W. BELIN                          CHARLES R. MANZONI, JR.
Trustee                                 Vice President

LEWIS A. BURNHAM                        JOHN E. NEAL
Trustee                                 Vice President

DONALD L. DUNAWAY                       MICHELLE M. KEELEY
Trustee                                 Vice President

ROBERT B. HOFFMAN                       FRANK J. RACHWALSKI, JR.
Trustee                                 Vice President

DONALD R. JONES                         RICHARD L. VANDENBERG
Trustee                                 Vice President

DOMINIQUE P. MORAX                      PHILIP J. COLLORA
Trustee                                 Vice President
                                        and Secretary
SHIRLEY D. PETERSON
Trustee                                 JEROME L. DUFFY
                                        Treasurer
WILLIAM P. SOMMERS
Trustee                                 ELIZABETH C. WERTH
                                        Assistant Secretary


--------------------------------------------------------------------------------

LEGAL COUNSEL                 VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                              222 North LaSalle Street
                              Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT     KEMPER SERVICE COMPANY
                              P.O. Box 419557
                              Kansas City, MO 64141
                              1-800-621-1048

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT  INVESTORS FIDUCIARY TRUST COMPANY
                              127 West 10th Street
                              Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS          ERNST & YOUNG LLP
                              233 South Wacker Drive
                              Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER            ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER         KEMPER DISTRIBUTORS, INC.
                              222 South Riverside Plaza Chicago, IL 60606 http://www.kemper.com

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                                                           Printed in the U.S.A.